ALLIANCE ALL-MARKET ADVANTAGE FUND

SEMI-ANNUAL REPORT
MARCH 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

May 28,1999

Dear Shareholder:

This report discusses investment results and market activity for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund which trades under the New York Stock Exchange symbol "AMO," for the semi-annual reporting period ended March 31, 1999. Your Fund's investment objective is to seek long-term growth of capital through all market conditions. The Fund invests a majority of its assets in a core portfolio of stocks of large, intensely researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

INVESTMENT RESULTS
The following table shows how the Fund performed during the six- and 12-month periods ended March 31, 1999. For comparison, we have shown returns for the overall U.S. stock market, represented by the unmanaged Standard & Poor's (S&P) 500 Stock Index, and the Russell 1000 Growth Stock Index.

The Fund and its benchmarks all experienced positive performance over the six- and 12-month periods ended March 31, 1999, with the Fund outperforming both the S&P 500 Stock Index and the Russell 1000 Growth Stock Index over both periods. The Fund's strong performance during the year resulted from good stock selection in general, and strong stock selection within the technology and consumer sectors in particular.


INVESTMENT RESULTS*
Periods Ended March 31, 1999
                                                TOTAL RETURNS
                                           6 MONTHS       12 MONTHS
                                          ----------     -----------
ALLIANCE ALL-MARKET ADVANTAGE FUND           50.77%         43.00%

S&P 500 STOCK INDEX                          28.74%         19.81%

RUSSELL 1000 GROWTH STOCK INDEX              34.79%         28.11%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD, AND ARE BASED ON THE NET ASSET VALUE AS OF MARCH 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. THE INDICES REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.


During the 12-month period ended March 31, 1999, the Fund paid four distributions totaling $3.77 per share. The Fund's net asset value (NAV) ended the period at $47.09 per share.

SIX MONTHS IN REVIEW
The market experienced a decent recovery during the period under review after enduring a 20% correction during the three months prior to the review period. Investors focused on the strong underlying fundamentals of the U.S. market despite uncertainty in several emerging markets. The focus on the U.S. market's strong underlying fundamentals gave us conviction to take advantage of the weakness in several of our favorite names during the correction last fall. By adding to our favorite names, we were able to benefit when the market recovered during the review period. In essence, we used our "V-Factor" methodology to take advantage of the volatility in the market. The "V-Factor" is a portfolio management strategy whereby we add to the Fund's core holdings when we feel they are an exceptional value, and sell some of the Fund's positions when we feel that they have become


1


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

overvalued in the market. Thus, over the past six months we have added to our favorite names as they have traded down the left hand side of the "V," and sold some of the Fund's holdings as they traded up the right hand side of the "V." Besides trading around the "V," the Fund's strong outperformance over the previous six months can also be attributed to solid stock selection. Several of the Fund's technology holdings have rebounded nicely since September 1998, including its largest holding, Nokia Corp., as well as Cisco Systems, Inc., EMC Corp., and Microsoft Corp. The Fund's large weighting in retail (Wal-Mart Stores, Inc., Home Depot, Inc., and Dayton Hudson Corp.) helped performance as the U.S. consumer continued to spend given the strong job market and stock market. The Fund's large holding in AirTouch Communications, Inc. benefited when that company was acquired (at a nice premium) by Vodafone. Despite the rise in interest rates, financial stocks performed well (specifically, Merrill Lynch & Co., Inc., Morgan Stanley, Dean Witter & Co., and Citigroup, Inc.) as global financial markets and economies stabilized.

As of the end of March 1999, the short positions in the Fund consisted of written calls against individual stocks and written calls and purchased puts against market indices. Due to the higher valuation of the market and the fact that time premiums have come down, we have added some puts to the Fund to provide increased protection in case of a correction.

MARKET ENVIRONMENT AND OUTLOOK
With the U.S. market at an all-time high and with the price-to-earnings (P/E) multiples of our favorite companies going ever higher, where are we today, given that our investment philosophy is that success stems from the correct marriage of fundamentals and price? The fundamentals could hardly be better. Low inflationary expectations continue to provide a healthy backdrop for equity investments. The 1998 U.S. economic deflator was only 0.7%. The Consumer Price Index (CPI) was up a modest 1.7% in 1998 despite the fact that labor costs, which are about two-thirds of the CPI, rose about 4.1%. Remember as well that energy is only a 6% weight in the CPI. Labor's productivity gains, under-measured in our view at 2.8%, continue to keep inflation in check despite healthy wage increases amidst a robust domestic economy with low unemployment. In fact, in the fourth quarter of 1998, labor productivity was 4.6%, which actually produced a deflationary contribution to the CPI.

The United States continues to demonstrate tremendous strength, both in absolute and relative terms. The strength comes from our democratic-capitalist base, our sound legal and accounting systems, excellent corporate balance sheets, technological leadership, and name brand recognition to our centrist fiscal, monetary, and political policies. With Japan just beginning to tackle its fundamental problems, many European countries facing the need for major structural reforms, and the early Euro euphoria waning, the U.S. equity market has become the preferred fundamental investment arena. In addition, if the U.S. economy should falter, the Federal Reserve has considerable room for stimulation with the federal funds rate at 4.75%, versus short-term rates of 2.75% in the European Union.

Yet, in our view, there are concerns on the horizon. Through March, the market advance has been very narrow; large cap growth stocks have accounted for most of the gains in the S&P 500. The S&P 500 corporate profits are projected to grow a modest 6% in 1999, while the market is trading at a P/E multiple of about 27x. We recognize that the absolute P/E multiple to earnings growth rate is very high by any historical measure, especially for earnings that are not robust over 1998 levels. In addition, consumer spending has been carrying the U.S. economy, but we believe that the consumer, whose wages are increasing at 4% on average, cannot indefinitely sustain the 6% gross domestic product (GDP) level witnessed in the fourth quarter of 1998. Early indications are that the GDP has cooled off from the fourth quarter of 1998 with a continued, expected slowdown for the remainder of 1999. In Europe, our largest export market, evidence of economic slowdowns in France and Germany has already become the primary issue for the recently appointed European Central Banker.

PORTFOLIO STRATEGY
Our 1999 expectation for U.S. equity market returns is a modest 5% to 12% with continued high volatility. We believe that we have structured the Fund to perform well in this environment. On the long side of the portfolio, we believe that we have mitigated the risk somewhat by trimming our positions in very high P/E technology


2


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

stocks. These include stocks such as Nokia Corp. and Cisco Systems, Inc. In addition, we trimmed our positions in Microsoft Corp. and EMC Corp., and subsequently bought back shares in these companies during a period of price weakness.

We believe that we have also mitigated the risk by adding to our positions in more moderate P/E sectors such as financial stocks and consumer stocks. These include stocks and options such as Associates First Capital Corp., and Lowe's Cos., Inc. As of the end of the quarter, the gross long position of the portfolio had a weighted average P/E multiple of 35x for 26% projected 1999 earnings growth versus 27x for 6% earnings growth for the S&P 500.

Despite absolute valuation concerns, we anticipate that the best relative investment opportunity is to stay with the companies that provide the strongest earnings growth (four times the market's growth rate) for only a 25% premium to the market's valuation. Our rigorous, bottom-up, company specific research process is especially important in today's environment where companies with disappointing fundamentals are treated harshly by the market.

We have reduced the net long position from about 100% at the end of the fourth quarter of 1998 to 95% at the end of the first quarter of 1999, with a bias toward going lower if the market rises further. We will continue to capture the rich premiums by selling at-the-money calls on the S&P 500 and NASDAQ, while purchasing cheap S&P 500 puts for absolute protection. It is important, however, to remember that we can curb--but not avoid--losses if the market should have a sustained decline.

QUARTERLY DISTRIBUTION
The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Senior Vice President


Michael J. Reilly
Senior Vice President


3


TEN LARGEST HOLDINGS
MARCH 31, 1999 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Nokia Corp. ADR (a)                       $ 11,052,250               9.3%
Dell Computer Corp.                          7,766,250               6.6
Home Depot, Inc. (a)                         7,664,375               6.5
Cisco Systems, Inc. (a)                      6,863,291               5.8
AirTouch Communications, Inc. (a)            6,426,875               5.4
Pfizer, Inc. (a)                             5,364,375               4.5
Tyco International, Ltd. (a)                 5,284,100               4.5
Microsoft Corp. (a)                          4,865,050               4.1
EMC Corp.                                    4,816,175               4.1
Mckesson HBOC, Inc.                          4,786,452               4.0
                                          $ 64,889,193              54.8%


(a)  Adjusted for market value of call options purchased and written.


4


PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                 SHARES            VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-77.4%
TECHNOLOGY-35.7%
COMMUNICATION EQUIPMENT-13.4%
EMC Corp.(a)                                     37,700    $   4,816,175
Lucent Technologies, Inc.                        13,000        1,400,750
Nokia Corp. ADR (Finland)                        62,000        9,656,500
                                                             ------------
                                                              15,873,425

COMPUTER HARDWARE-7.6%
Dell Computer Corp.(b)                          190,000        7,766,250
Sun Microsystems, Inc. (a)(b)                    10,300        1,286,856
                                                             ------------
                                                               9,053,106

COMPUTER SOFTWARE-4.2%
Microsoft Corp.(a)(b)                            55,200        4,947,300

INTERNET CONTENT-0.1%
Ziff-Davis, Inc. (b)                              2,500           90,000

NETWORKING SOFTWARE-6.4%
Ascend Communications, Inc. (b)                   8,000          669,500
Cisco Systems, Inc.(a)(b)                        63,050        6,907,916
                                                             ------------
                                                               7,577,416

SEMICONDUCTOR COMPONENTS-4.0%
Intel Corp. (a)                                  39,500        4,695,562
                                                             ------------
                                                              42,236,809

HEALTHCARE-15.5%
DRUGS-9.8%
Bristol-Myers Squibb Co. (a)                     36,000        2,315,250
Schering-Plough Corp. (a)                        85,000        4,701,563
Pfizer, Inc. (a)                                 33,500        4,648,125
                                                             ------------
                                                              11,664,938

MEDICAL PRODUCTS-5.7%
IMS Health, Inc.                                 30,000          993,750
Mckesson HBOC, Inc.                              72,522        4,786,452
Medtronic, Inc. (a)                              13,400          961,450
                                                             ------------
                                                               6,741,652
                                                             ------------
                                                              18,406,590

CONSUMER SERVICES-15.4%
BROADCASTING & CABLE-6.9%
AirTouch Communications, Inc.(a)(b)              30,000        2,898,750
AT&T Corp - Liberty Media Group Cl. A            61,500        3,236,437
Chancellor Media Corp. Cl. A (a)(b)              43,200        2,035,800
                                                             ------------
                                                               8,170,987

RETAIL - GENERAL MERCHANDISE-8.5%
Dayton Hudson Corp. (a)                          20,000        1,332,500
Home Depot, Inc. (a)                            105,000        6,536,250
Kohl's Corp. (a)                                 30,400        2,154,600
                                                             ------------
                                                              10,023,350
                                                             ------------
                                                              18,194,337

FINANCE-7.1%
BANKING - REGIONAL-0.6%
Wells Fargo Co.                                  19,500          683,719

BROKERAGE & MONEY MANAGEMENT-1.2%
Morgan Stanley, Dean Witter & Co. (a)            14,000        1,399,125

INSURANCE-0.8%
Citigroup, Inc.                                  16,000        1,022,000

MORTGAGE BANKING-1.6%
Fannie Mae Corp.                                 27,000        1,869,750


5


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                             SHARES OR
                                            CONTRACTS (C)          VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-2.9%
MBNA Corp. (a)                                  143,225    $   3,419,497
                                                             ------------
                                                               8,394,091

MULTI-INDUSTRY-1.5%
CAPITAL GOODS-1.5%
Tyco International, Ltd. (a)                     25,200        1,808,100

CONSUMER GOODS-1.1%
ELECTRICAL EQUIPMENT-0.4%
General Electric Co.                              5,000          553,125

MISCELLANEOUS-0.7%
United Technologies Corp. (a)                     6,000          812,625
                                                             ------------
                                                               1,365,750

UTILITIES-1.1%
TELEPHONE UTILITY-1.1%
MCI WorldCom, Inc. (b)                           14,300        1,266,444

Total Common Stocks
  (cost $43,169,880)                          1,311,997       91,672,121

CALL OPTIONS PURCHASED-25.1%(B)
AirTouch Communications, Inc.
  expiring Jul '99 @ $10                            500        2,365,625
  expiring Jan '00 @ $20                            150        1,162,500
Associates First Capital Corp. Cl. A
  expiring Jan '00 @ $20                            300          768,750
  expiring Jan '00 @ $22.50                         300          710,625
BankAmerica Corp.
  expiring Jan '00 @ $40                            305          972,188
Bristol-Myers Squibb Co.
  expiring Jan '00 @ $30                            200          707,500
  expiring Jan '00 @ $40                            100          260,000
  expiring Jan '01 @ $35                            100          321,250
Citigroup, Inc.
  expiring Jan '00 @ $35                            150          451,875
Colgate-Palmolive Co.
  expiring Jan '00 @ $60                             75          258,750
Dayton Hudson Corp.
  expiring Jan '00 @ $27.50                         200          800,000
Fannie Mae Corp.
  expiring Jan '00 @ $35                            300          705,000
General Electric Co.
  expiring Jan '00 @ $50                            100          620,000
Home Depot, Inc.
  expiring Jan '00 @ $17.50                         250        1,128,125
IBM Corp.
  expiring Jan '00 @ $90                             80          730,000
Kroger Co.
  expiring Jan '00 @ $30                            150          468,750
Lowe's Cos., Inc.
  expiring Jan '00 @ $30                            300          967,500
  expiring Jan '00 @ $37.50                         100          256,250
MBNA Corp.
  expiring Jan '00 @ $15                          1,230        1,199,250
MCI WorldCom, Inc.
  expiring Jan '00 @ $25                            190        1,230,250
  expiring Jan '00 @ $40                             90          473,625
  expiring Jan '00 @ $50                             75          311,250
Merck & Co., Inc.
  expiring Jan '00 @ $40                            150          618,750
Merrill Lynch & Co., Inc.
  expiring Jan '00 @ $50                            135          555,187
Morgan Stanley, Dean Witter & Co.
  expiring Jan. '00 @ $50                           100          518,750
Nokia Corp. (ADR)
  expiring Jan '00 @ $60                             70          687,750
  expiring Jan '00 @ $70                             80          708,000
Pfizer, Inc.
  expiring Jan '00 @ $70                            100          716,250
Philip Morris Cos., Inc.
  expiring Jan '00 @ $30                            300          232,500
  expiring Jan '00 @ $35                            200           87,500
Time Warner, Inc.
  expiring Jan '00 @ $32.50                         150          598,125
  expiring Jan '00 @ $35                             75          280,312
Tyco International, Ltd.
  expiring Jan '00 @ $30                            640        2,776,000
  expiring Jan '00 @ $40                            200          700,000


6


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                            CONTRACTS (C) OR
                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)            VALUE
-------------------------------------------------------------------------
United Technologies Corp.
  expiring Jan '00 @ $70                            210    $   1,425,375
Wal-Mart Stores, Inc.
  expiring Jan '00 @ $30                             50          316,250
  expiring Jan '00 @ $35                            350        2,058,438
  expiring Jan '00 @ $40                             50          269,375
Waste Management
  expiring Jan '00 @ $30                            195          318,094

Total Call Options Purchased
  (cost $22,665,670)                                          29,735,719

PUT OPTIONS PURCHASED-0.5%(B)
Standard & Poor's 500 Index
  expiring Apr '99 @ $1,350                          10           61,000
  expiring Apr '99 @ $1,390                          10           76,000
  expiring Apr '99 @ $1,400                          30          344,250
  expiring Jun '99 @ $1,450                           5           80,062

Total Put Options Purchased
  (cost $527,486)                                                561,312

SHORT TERM INVESTMENT-0.3%
COMMERCIAL PAPER-0.3%
General Electric Capital Corp.
  5.03%, 4/01/99
  (amortized cost $401,000)                        $401          401,000

TOTAL INVESTMENTS-103.3%
  (cost $66,764,036)                                         122,370,152

CALL OPTIONS WRITTEN-(0.8%)(B)
Chicago Board Options Exchange
  NASDAQ 100 Index
  expiring Apr '99 @ $1,980                          10         (183,000)
  expiring Apr '99 @ $2,020                          10         (127,875)
  expiring Apr '99 @ $2,040                          20         (197,000)
  expiring Apr '99 @ $2,060                          20         (184,250)
Cisco Systems, Inc.
  expiring Apr '99 @ $105                            70          (44,625)
Microsoft Corp.
  expiring Apr '99 @ $82.50                          70          (54,250)
  expiring Apr '99 @ $87.50                          70          (28,000)
Standard & Poor's 500 Index
  expiring Apr '99 @ $1,275                          10          (37,500)
  expiring Apr '99 @ $1,300                          35          (51,625)

Total Call Options Written
  (premiums received $762,814)                                  (908,125)

TOTAL INVESTMENTS, NET OF OUTSTANDING
CALL OPTIONS WRITTEN-102.5%
  (cost $66,001,222)                                         121,462,027
Other assets less liabilities-(2.5%)                          (2,990,855)

NET ASSETS-100%                                            $ 118,471,172


(a) Security, or a portion thereof, has been segregated to collateralize open options written. This collateral has a total market value of approximately $23,824,041.

(b)  Non-income producing.

(c)  One contract relates to 100 shares unless otherwise indicated.

     Glossary:
     ADR - American Depositary Receipt.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $66,764,036)         $ 122,370,152
  Cash                                                                 183,952
  Receivable for investment securities sold                            268,691
  Dividends receivable                                                  91,099
  Deferred organization expenses and other assets                       12,397
  Total assets                                                     122,926,291

LIABILITIES
  Outstanding call options written, at value (premiums
    received $762,814)                                                 908,125
  Dividend payable                                                   2,688,838
  Payable for investment securities purchased                          489,244
  Advisory fee payable                                                 167,698
  Administration fee payable                                            24,657
  Accrued expenses and other liabilities                               176,557
  Total liabilities                                                  4,455,119

NET ASSETS                                                       $ 118,471,172

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      25,157
  Additional paid-in capital                                        49,741,734
  Undistributed net investment loss                                 (5,740,917)
  Accumulated net realized gain on investment transactions          18,984,393
  Net unrealized appreciation of investments and options
    written                                                         55,460,805
                                                                 $ 118,471,172

NET ASSET VALUE PER SHARE (based on 2,515,686 shares
  outstanding)                                                          $47.09


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                    $     214,044
  Interest                                            17,641     $     231,685

EXPENSES
  Advisory fee                                       884,555
  Administrative                                     128,673
  Custodian                                           74,141
  Audit and legal                                     52,151
  Shareholder servicing                               51,470
  Printing                                            33,525
  Directors' fees and expenses                        24,000
  Registration                                         4,720
  Transfer agency                                      2,824
  Amortization of organization expenses                1,995
  Miscellaneous                                        3,310
  Total expenses before interest                                     1,261,364
  Interest expense on short sales                                        2,223
  Total expenses                                                     1,263,587
  Net investment loss                                               (1,031,902)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND OPTIONS WRITTEN
  Net realized gain on long transactions                            21,532,569
  Net realized gain on short sale transactions                          33,773
  Net realized loss on written option transactions                    (668,578)
  Net change in unrealized appreciation of
    investments and options written                                 21,491,287
  Net gain on investments                                           42,389,051

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  41,357,149


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                              SIX MONTHS ENDED     YEAR ENDED
                                               MARCH 31, 1999     SEPTEMBER 30,
                                                (UNAUDITED)           1998
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $  (1,031,902)    $  (1,932,651)
  Net realized gain on investment, short
    sale and written option transactions          20,897,764         8,866,477
  Net change in unrealized appreciation of
    investments and options written               21,491,287         2,937,240
  Net increase in net assets from
    operations                                    41,357,149         9,871,066

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                (4,709,015)      (12,924,008)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of common stock                         271,019           127,507
  Total increase (decrease)                       36,919,153        (2,925,435)

NET ASSETS
  Beginning of year                               81,552,019        84,477,454
  End of period                                $ 118,471,172     $  81,552,019


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)                   ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the six months ended March 31, 1999, the fee as adjusted, amounted to 1.73% of the Fund's average net assets.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                  ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended March 31, 1999, there was no reimbursement paid to AFS.

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended March 31, 1999 amounted to $121,209, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $58,573,860 and $71,963,350, respectively, for the six months ended March 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 1999.

At March 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $57,453,728 and gross unrealized depreciation of investments was $1,847,612 resulting in net unrealized appreciation of $55,606,116.

1. OPTIONS TRANSACTIONS
The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.

Transactions in options written for the six months ended March 31, 1999 were as follows:

                                                   NUMBER          PREMIUMS
                                                OF CONTRACTS       RECEIVED
                                                ------------     ------------
Options outstanding at beginning of year             885         $ 1,306,240
Options written                                    3,460           6,301,198
Options terminated in closing purchase
  transactions                                    (4,030)         (6,844,624)
Options outstanding at March 31, 1999                315         $   762,814


2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not


12


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 5.59% to the prospective brokers on the market value of the short sales.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 2,515,686 shares outstanding at March 31, 1999, the Investment Adviser owned 5,000 shares. During the six months ended March 31, 1999, the Fund issued 7,669 shares in connection with the Fund's dividend reinvestment plan.


NOTE E: YEAR 2000
Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's Investment Manager, began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.


13


FINANCIAL HIGHLIGHTS                         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS                                          NOVEMBER 4,
                                               ENDED                                              1994(A)
                                             MARCH 31,         YEAR ENDED SEPTEMBER 30,             TO
                                               1999      ------------------------------------- SEPTEMBER 30,
                                            (UNAUDITED)     1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $32.52       $33.72       $22.19       $23.78       $19.70(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.41)        (.77)        (.58)        (.48)        (.09)
Net realized and unrealized gain on
  investment transactions                      16.86         4.73        14.40         1.86         5.65
Net increase in net asset value from
  operations                                   16.45         3.96        13.82         1.38         5.56

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.88)       (5.16)       (2.29)       (2.97)       (1.48)
Net asset value, end of period                $47.09       $32.52       $33.72       $22.19       $23.78
Market value, end of period                  $48.875      $36.875      $31.188       $19.00       $19.50

TOTAL RETURN
Total investment return based on: (c)
  Market value                                 37.89%       37.40%       79.27%       13.26%        5.46%
  Net asset value                              50.77%       12.49%       65.66%        8.10%       28.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $118,471      $81,552      $84,477      $55,582      $59,561
Ratio of expenses to average net assets         2.47%(d)     2.57%        2.48%        2.87%        2.00%(d)
Ratio of expenses to average net assets
  excluding interest expense                    2.47%(d)     2.52%(e)     2.43%(e)     2.62%(e)     2.00%(d)
Ratio of net investment loss to average
  net assets                                   (2.02)%(d)   (2.18)%      (2.07)%      (2.11)%       (.48)%(d)
Portfolio turnover rate                           59%          96%         105%         199%         140%


(a)  Commencement of operations.

(b)  Net of offering costs of $.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d)  Annualized.

(e) Net of interest expense of .05%, .05% and .25%, respectively, on short sales (see note c).


14


ADDITIONAL INFORMATION                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the Alliance All-Market Advantage Fund was held on March 9, 1999. The description of each proposal and number of shares are as follows:


                                                                                                   VOTED
                                                                                                  WITHHELD/
                                                                                 VOTED FOR        ABSTAIN
------------------------------------------------------------------------------------------------------------
1.   To elect directors:   Class Two Directors
                           (term expires 2002)
                           John H. Dobkin                                        1,979,497         22,815
                           William H. Foulk, Jr.                                 1,980,467         21,845
                           Dr. James M. Hester                                   1,979,312         23,000

                                                                                                   VOTED
                                                                                    VOTED         WITHHELD/
                                                                  VOTED FOR        AGAINST         ABSTAIN
------------------------------------------------------------------------------------------------------------
2.   To ratify the selection of PricewaterhouseCoopers LLP
as the Fund's independent auditors for the Fund's
fiscal year ending September 30, 1999:                            1,979,489          5,608         17,215


15


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
ALFRED HARRISON, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
JOHN A. KOLTES, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16


ALLIANCE ALL-MARKET ADVANTAGE FUND
Summary of General Information

INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as other newspapers ina table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.




ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMASR